                                                                       EXHIBIT 1



                                                                DRAFT OF 7/27/96



                                6,000,000 Shares

                       ALTERNATIVE LIVING SERVICES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                                  ________, 1996



NATWEST SECURITIES LIMITED
McDONALD & COMPANY SECURITIES, INC.
THE CHICAGO CORPORATION
As Representatives of the
several Underwriters
c/o  NatWest Securities Limited
       135 Bishopsgate
       London EC2M 3XT
       England

Ladies and Gentlemen:

         ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation (the "Company"), and each of the selling stockholders listed on Schedule I hereto (collectively, the "Selling Stockholders" and each individually, a "Selling Stockholder") propose to sell to you and the other underwriters named in
Schedule II hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 6,000,000 shares (the "Firm Shares") of the Company's common stock, $.01 par value (the "Common Stock"), of which (i) 2,812,500 shares in the aggregate are to be sold by the Selling Stockholders and (ii) 3,187,500 shares are to be issued and sold by the Company. The Company and certain Selling Stockholders have also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 900,000 shares of Common Stock in the aggregate (the "Option Shares") on the terms and for the purposes set forth in Section 1(b) hereto. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares." The Option Shares to be sold by the Selling Stockholders indicated on Schedule I as being members of ALI (the "ALI Selling Stockholders") are held of record by Alternative Living Investors, LLC

("ALI"), which will liquidate prior to the Closing and distribute all shares of Common Stock held by it to its members.

         The Company, ALI and the Selling Stockholders hereby confirm as follows their respective agreements with the Representatives and the several other Underwriters.

         1.      Agreement to Sell and Purchase.

                 (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $[_____] per share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (1) of Schedule II hereto, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof, and (ii) each Selling Stockholder, severally and not jointly, agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from such Selling Stockholder at the same purchase price per share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of Schedule II, multiplied by the number of Firm Shares set forth opposite the name of such Selling Stockholder in Column (1) of Schedule I and divided by the total number of Firm Shares to be sold by all Selling Stockholders, in each case subject to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof.

                 (b) Subject to all the terms and conditions of this Agreement, (i) the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to ________ Option Shares (the "Company Option Shares") and (ii) each of the Selling Stockholders indicated on Schedule I as participating in the Option (the "Option Selling Stockholders") severally and not jointly, grants the Option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Shares set forth opposite the name of such Selling Stockholder in Column (2) of Schedule I; such Option Shares to be sold at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement (or on the next business day if the 30th day is not a business day), upon notice (the "Option Shares Notice") in writing or by telephone (confirmed in writing) by the Representatives to the Company and the Selling Stockholders no later than 5:00 p.m., New York City time, at least three and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, (i) each of the Option Selling Stockholders will sell to the Underwriters the number of Option Shares set forth opposite the name of such Selling Stockholder in Column (2) of Schedule I multiplied by the number of Option Shares set forth in the Option Shares Notice and divided by the maximum number of Option Shares, (ii) the Company will issue and sell to the Underwriters the number of Option Shares stated in the





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Option Shares Notice to the extent such number exceeds [768,858] and (iii) each
Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable, in their sole discretion, to allocate the Company Option Shares and the Option Shares to be sold by the Option Selling Stockholders in a manner consistent with Section
1(a) and to avoid fractional shares.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of each of the Company and the Custodian (as defined herein) on behalf of the Selling Stockholders (the "Closing") at the offices of Jones, Day, Reavis & Pogue, [77 West Wacker, Chicago, Illinois 60601]. Such payment shall be made at [9:00 a.m., Chicago time,] on the third full business day following the date of this Agreement, or at such other time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company, the Selling Stockholders and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by the Underwriters (in the manner specified above) (the "Option Closing") will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice (the "Option Closing Date").

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection by the Representatives at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps, if any, in connection with the issuance, sale and delivery of Shares by the Company to the respective Underwriters shall be borne by the Company. The Company and the Selling Stockholders will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale or delivery to such Underwriter of the Shares.

         Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Shares to be sold by the Selling Stockholders have been placed (or, in the case of the ALI Selling Stockholders, will be placed in accordance with Section 6(o) hereof) in custody under a Custody Agreement (the "Custody Agreement") with American Stock Transfer & Trust Company, as Custodian (the "Custodian"), and each Selling





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
Stockholder has duly executed and delivered a Power of Attorney (each a "Power of Attorney") appointing William G. Petty, Jr., William F. Lasky and John W. Kneen, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver the Custody Agreement and this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and such Custody Agreement. Each Selling Stockholder agrees that the shares represented by the certificates held (or, in the case of ALI Selling Stockholders, to be held) in custody for such Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by such Selling Stockholder for such custody, as well as the appointment by such Selling Stockholder of the Attorneys-in-Fact, are irrevocable. Each Selling Stockholder specifically agrees that its obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of such Selling Stockholder, operation of law or otherwise, whether by the death or incapacity of such Selling Stockholder, if an individual, or by the occurrence of any other event. If any Selling Stockholder, if an individual, should die or become incapacitated, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the shares held (or, in the case of ALI Selling Stockholders,to be held) in custody for such Selling Stockholder shall be delivered pursuant to the terms and conditions of this Agreement and such Custody Agreement, and the actions taken by the Attorneys-in-Fact pursuant to such Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorneys-in-Fact shall have received notice of such death, incapacity or other event.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                 (a) A registration statement on Form S-1 (Registration No. 333-04595) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been made to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with, and declared effective by the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below). Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Representatives. A final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it became effective (the "Effective Date"), including all financial statements and schedules and all exhibits and any information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or in a term sheet described in Rule 434 of the Rules and Regulations in accordance with Section 6 hereof and deemed to be included therein as of the Effective Date by Rule 430A of the Rules and Regulations.
The term





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

"Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares included at any time as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

                 (b) On the Effective Date, the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b), at all times subsequent to and up to and including the Closing Date and the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, complied or will comply, as the case may be, with all applicable provisions of the Act and the Rules and Regulations and contained or will contain, as the case may be, all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment contained or will contain, as the case may be, any untrue statement of a material fact or omitted or will omit, as the case may be, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and the Option Closing Date, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed, and, prior to the later to occur of (i) the Closing Date or, if later, the Option Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                 (c) The Company's subsidiaries are listed on Schedule III hereto (the "Existing Subsidiaries"). Except with respect to the Existing Subsidiaries and except as described in the Registration Statement and Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Existing Subsidiaries and each of [the ALS-East entities] (the "ALS-East Entities") and, together with the Existing Subsidiaries, the "Subsidiaries"), all of the equity interests of which will be purchased by the Company with the net proceeds to it of the offering, is duly





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organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Company and each of the Subsidiaries has full corporate or other power and authority to conduct all the activities conducted by it, to own or lease all the properties and assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation or partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company beneficially owns the percentage indicated on Schedule III hereto of the outstanding equity interests in each of the Subsidiaries, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, assessments and tenancies (collectively, "Encumbrances") other than Encumbrances described in the Registration Statement and the Prospectus. All of the equity interests held (or, in the case of the ALS-East Entities, to be held after the Closing) by the Company in each of the Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Complete and correct copies of (i) the Certificate of Incorporation and the Bylaws of the Company and all amendments thereto and (ii) the organizational documents of each of the Subsidiaries and all amendments thereto, have been delivered to the Representatives or Jones, Day, Reavis & Pogue, counsel for the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or the Option Closing Date.

                 (d) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights arising by or through the Company. The Shares to be issued and sold by the Company are duly authorized and, upon such issuance and payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and are not the subject of any preemptive or similar rights arising by or through the Company. The Company has, and upon completion of the sale of the Shares will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations. Except as set forth in the Registration Statement and the Prospectus, no person has any right to have any securities of the Company held by them registered under the Act. All holders of securities of the Company who had a right to register shares held by them as a result of the filing of the Registration Statement (i) are Selling Stockholders and are selling the maximum number of shares subject to such right; (ii) have waived any such rights to the registration of any securities of the Company or (iii) received proper notice from the Company in accordance with such rights and have elected not to sell such shares in the offering.





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                 (e)      The consolidated financial statements and the related
notes of the Company and its subsidiaries set forth in the Registration Statement and the Prospectus present fairly the financial condition of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, stockholders' equity and cash flows of the Company and its subsidiaries for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved. The combined financial statements and related notes of New Crossings International Corporation ("Crossings") and its subsidiaries set forth in the Registration Statement and Prospectus present fairly the financial condition of Crossings and its subsidiaries as of the dates indicated and the combined results of operations, shareholders' deficit and cash flows of Crossings and its subsidiaries for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire period involved. The consolidated financial statements and related notes of Heartland Retirement Services, Inc. ("Heartland") and its subsidiaries set forth in the Registration Statement and Prospectus present fairly the financial condition of Heartland and its subsidiaries as of the dates indicated and the consolidated results of operations, shareholders' equity and cash flows of Heartland and its subsidiaries for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire period involved. The combined financial statements and related notes of Alternative Living Services - Midwest Inc. ("ALS-Midwest") and its affiliates set forth in the Registration Statement and Prospectus present fairly the financial condition of ALS-Midwest and its affiliates as of the dates indicated and the consolidated results of operations, stockholders' equity and cash flows of ALS-Midwest and its affiliates for the periods covered thereby, all in conformity with GAAP applied on a consistent basis throughout the entire periods involved. The selected historical financial data for the Company and its subsidiaries set forth under the captions "Prospectus Summary--Summary Consolidated Financial and Operating Data," "Pro Forma Financial Information" and "Selected Consolidated Financial Data" in the Prospectus have been prepared on a basis consistent with the historical consolidated financial statements of the Company and its Subsidiaries. The pro forma condensed combined financial information of the Company and the related notes included in the Registration Statement and the Prospectus under the caption "Pro Forma Financial
Information" comply in all material respects with the applicable requirements of Rules 11-01 and 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. No other financial statements or schedules of the Company, Heartland, Crossings, ALS-Midwest or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus. KPMG Peat Marwick LLP ("KPMG"), who have reported on certain of such financial statements and schedules which are audited, are independent accountants with respect to the Company and its subsidiaries, Crossings and its subsidiaries and ALS-Midwest and its affiliates, as required by the Act and the Rules and Regulations. Arthur Andersen LLP ("Andersen" and, together with KPMG, the "Accountants"), who have reported on certain of such financial statements and schedules which are audited, are independent accountants with respect to Heartland and its subsidiaries, as required by the Act and the Rules and Regulations.

                 (f) The Company and its Subsidiaries maintain a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance





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

with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (g) Except as set forth or described in the Registration Statement and Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been, and will not have been, any change in the capitalization of the Company or any Subsidiary or any material adverse change in the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred, nor will it have incurred, any material liabilities or obligations, direct or contingent, (iii) neither the Company nor any of its Subsidiaries has entered into, nor will it have entered into any material transactions other than pursuant to this Agreement, and (iv) neither the Company nor any Subsidiary has, or will have, paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                 (h) The Company (either directly or through the Subsidiaries) has good and indefeasible title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all Encumbrances other than those described in the Registration Statement and Prospectus and other than those that do not materially adversely affect the value of such properties and assets and do not materially interfere with the use made or proposed to be made of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting leasehold interests in the properties and assets described in the Registration Statement and Prospectus as leased by it, free and clear of all Encumbrances, other than those described in the Registration Statement and Prospectus and those that do not materially adversely affect the value of such properties and assets and do not interfere with the use made, or proposed to be made, of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting options or other rights to purchase the properties described as being under development in the "Status" column of the chart captioned "Residences Under construction/Development" under the caption in the Registration Statement and the Prospectus. Title insurance in favor of the Company or its Subsidiaries is in full force and effect with respect to each parcel of real property and asset thereon described in the Registration Statement and Prospectus (i) listed as owned or leased by the Company (either directly or through its Subsidiaries) in the chart captioned "Operating Residences" under the caption "Business-Residences" and (ii) reflected as being under construction in the "Status" column of the chart captioned "Residences Under Construction/Development" under the caption "Business-Residences" in amounts at least equal to the purchase price paid by the Company or any Subsidiary for such property and assets thereon. Except as set forth in the Registration Statement and Prospectus, none of the mortgages encumbering any property owned by the Company (either directly or through its Subsidiaries) (i) is convertible into equity interests in the Company, any Subsidiary or any property owned by the Company or any Subsidiary or (ii) cross-defaulted or cross-collateralized to any other property.

                 (i) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                 (j) Except as set forth in the Registration Statement and Prospectus, there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries or any of their respective directors, officers or stockholders in their capacity as such, or any of the properties or assets owned, leased or operated by the Company or any of its Subsidiaries, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body"), wherein an unfavorable ruling, decision or finding would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. There is no pending litigation or governmental proceeding required to be described in the Registration Statement and the Prospectus that is not described as required.

                 (k) Each of the Company and its Subsidiaries has all governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on its business and own or lease its properties as contemplated in the Registration Statement and Prospectus, except such Licenses, the failure to so have would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. Each of the Company and its Subsidiaries has complied in all material respects with all laws, regulations and orders applicable to it or its business, assets and properties. Each of the Company and its Subsidiaries is not in breach or default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its properties is bound or affected, which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. To the best knowledge of the Company, no other party under any such contract or other agreement is in default in any material respect thereunder. Except as otherwise described in the Registration Statement and Prospectus, there are no governmental proceedings or actions pending or, to the Company's knowledge, threatened for the purpose of suspending, modifying or revoking any License held by the Company or any of its Subsidiaries. The Company is not in violation of any provision of its Certificate of Incorporation or Bylaws, as amended. None of the Subsidiaries is in violation of its organizational documents, as amended.

                 (l) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Shares by the Company, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws, any securities laws of the

United Kingdom or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                 (m) The Company has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Restated Certificate of Incorporation or Bylaws of the Company, in each case as amended, (ii) the organizational or charter documents of any of the Subsidiaries, as amended, or (iii) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective assets or properties are bound or affected, or (iv) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of its Subsidiaries or their business or properties, except, in the case of clauses (iii) and (iv), any violation which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has full power and authority to authorize, issue, offer and sell the Shares to be sold by it, as contemplated by this Agreement, free of any preemptive or similar rights. The offer, issuance and sale by the Company of any shares of its capital stock prior to the date hereof was and is exempt from the registration requirements of the Act and applicable state securities, real estate syndication and blue sky laws.

                 (n) There is no document or contract of a character required to be described in the Registration Statement or Prospectus, or to be filed as a exhibit to the Registration Statement which is not described or filed as required.

                 (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives is or will be, when made, inaccurate, untrue or incorrect.

                 (p) Neither the Company nor any of its directors, officers or affiliates (within the meaning of the Rules and Regulations) has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

                 (q) The Shares have been approved for listing on the American Stock Exchange, Inc. (the "AMEX"), subject only to notice of issuance.

                 (r) Neither the Company nor any of its Subsidiaries is involved in any labor dispute with its employees which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole nor, to the Company's knowledge, is any such dispute threatened or imminent.

                 (s) Each of the Company and its Subsidiaries owns, or is licensed or otherwise has the right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Registration Statement and Prospectus. To the Company's knowledge, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use of such trademarks and trade names in connection with the business and operations of the Company and its Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.

                 (t) Neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of the Company or any Subsidiary in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus.

                 (u) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it and its Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires.

                 (v) The business, operations and facilities of the Company and its Subsidiaries have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and none of the Company or any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), which violation would have, or could reasonably be expected to have, a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Company or any of its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations and there is no pending or, to the knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

                 (w) The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent due and payable, except where such failure to file or pay could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                 (x) Each officer, director and 5% stockholder of the Company (other than the Selling Stockholders), each member of ALI (other than the ALI Selling Stockholders) who will, upon liquidation of ALI, become a 5% stockholder of the Company and each of Assisted Living Equity Investors, Petty Kneen & Company and [the Damone entities and individuals] has delivered to NatWest Securities Limited an agreement (the "Lockup Agreement") in the form of Exhibit D attached hereto.

                 (y) Each certificate signed by an officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 (z) None of the Company, any Subsidiary or any affiliate thereof does business with the government of Cuba or with any person or affiliate located in Cuba and the Company and each Subsidiary has complied to the extent necessary with the provisions of Florida H.B. 1771.

                 (aa) The [agreements related to the rollup of the ALS-East Entities] (the "JV Agreements") have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreement of the Company and are enforceable against the Company in accordance with the terms thereof. The execution, delivery and the performance of the JV Agreements and the [Meditrust Commitment] and the consummation of the transactions contemplated thereby have not and will not, as the case may be, result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Restated Certificate of Incorporation or Bylaws of the Company, in each case as amended, (ii) the organizational or charter documents of any of the Subsidiaries, as amended, or (iii) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective assets or properties are bound or affected, or (iv) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of its Subsidiaries or their business or properties, except, in the case of clauses
(iii) and (iv), any violation which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole.

         4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders other than Capital Consultants, Inc. ("CCI"), severally and not jointly, represents, warrants and covenants to each Underwriter that:

                 (a) Such Selling Stockholder (if a corporation or other business entity) is duly organized, validly existing and in good standing (to the extent such legal status is recognized by the jurisdiction of its incorporation) under the laws of the jurisdiction of its organization.

                 (b) Such Selling Stockholder has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms hereof.

                 (c) Such Selling Stockholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Underwriters and the Custody Agreement in the form heretofore furnished to the Underwriters and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by or on behalf of such Selling Stockholder of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof.

                 (d) Such Selling Stockholder (if other than an ALI Selling Stockholder) now has, and at the time of delivery thereof hereunder will have, good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all Encumbrances. Such ALI Selling Stockholder (i) now has, and immediately prior to the ALI liquidation will have, a good and marketable membership interest in ALI, free and clear of all Encumbrances and (ii) will have, immediately after the ALI liquidation and at the time of delivery thereof hereunder, good and marketable title to the shares to be sold by such ALI Selling Stockholder hereunder, free and clear of all Encumbrances. Such Selling Stockholder (if an ALI Selling Stockholder) acknowledges that shares of Common Stock issued to such Selling Stockholder pursuant to the ALI liquidation will be delivered directly to the Custodian to be held automatically in custody under the Custody Agreement. Such Selling Stockholder has full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder to the Underwriters and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for the Shares to be sold by such Selling Stockholder hereunder, the Underwriters will receive good and marketable title to such Shares, free and clear of all Encumbrances.

                 (e) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

                 (f) None of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by such Selling Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Encumbrance upon, any property or assets of such Selling Stockholder pursuant to (i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which such Selling Stockholder is a party or by which it is bound or to which any of its properties is subject; (iii) any statute, rule or regulation of any Governmental Body having jurisdiction over such Selling Stockholder or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or Governmental Body having such jurisdiction.

                 (g) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation by such Selling Stockholder of the transactions on its part contemplated herein and in the Custody Agreement or Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws, any securities laws of the United Kingdom, or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

                 (h) The sale of the Shares to be sold by such Selling Stockholder is not prompted by such Selling Stockholder's knowledge of any material adverse information concerning the Company or its Subsidiaries which is not set forth or described in the Registration Statement and the Prospectus.

                 (i) Such Selling Stockholder has not distributed and will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 (j) On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding such Selling Stockholder included under the caption "Principal and Selling Stockholders" in the Registration Statement or any such amendment contained or will contain, as the case may be, any untrue statement of a material fact or omitted or will omit, as the case may be, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and the Option Closing Date, the information regarding such Selling Stockholder included under the caption "Principal and Selling Stockholders" in the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4A.     Representations and Warranties of CCI.  CCI, one of the
Selling Stockholders, represents, warrants and covenants to each Underwriter that:

                 (a) CCI is a corporation duly organized and validly existing under the laws of the State of Oregon, and has the corporate power and authority to carry on its business as and where it is presently conducted and to enter into this Agreement, the Power of Attorney and the Custody Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it. CCI has a limited power of attorney that authorizes it as agent for the individuals and entities listed on Schedule IV to this Agreement (the "CCI Holders") to enter into this Agreement, the Power of Attorney and the Custody Agreement and has the power and authority to carry out the transactions contemplated hereby and thereby. All authorizations and consents necessary for the execution and delivery by CCI of this Agreement, the Power of Attorney and the Custody Agreement have been given. This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by CCI and constitute legal, valid and binding agreements of CCI, as agent for the CCI Holders, enforceable in accordance with their respective terms.

                 (b) CCI has all necessary power and authority as agent on behalf of the CCI Holders to sell the Shares to be sold by CCI, as agent for the CCI Holders, hereunder.

                 (c) CCI has sufficient knowledge to make the representations and warranties and has all necessary power and authority as agent on behalf of the CCI Holders to make the undertakings and agreements on behalf of the CCI Holders pursuant to the terms of this Agreement.

                 (d) To the best knowledge of CCI, acting on behalf of the CCI Holders, each CCI Holder now has, and at the time of delivery thereof hereunder will have, good and marketable title to the Shares to be sold by such CCI Holder hereunder, free and clear of all Encumbrances. CCI has full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by CCI on behalf of such CCI

Holder hereunder to the Underwriters and to make the representations, warranties and agreements made by CCI herein on behalf of the CCI Holders. Upon the delivery of and payment for the Shares to be sold by CCI hereunder, the Underwriters will receive good and marketable title to such Shares, free and clear of all Encumbrances.

                 (e) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by CCI, as agent for each CCI Holder, to the several Underwriters hereunder will have been fully paid or provided for by CCI, as agent for such CCI Holder, and all laws imposing such taxes will have been fully complied with.

                 (f) None of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by CCI conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Encumbrance upon, any property or assets of CCI pursuant to (i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which CCI is a party or by which it is bound or to which any of its properties is subject;
(iii) any statute, rule or regulation of any Governmental Body having jurisdiction over CCI or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or Governmental Body having such jurisdiction.

                 (g) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation by CCI of the transactions on its part, as agent for the CCI Holders, contemplated herein and in the Custody Agreement or Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws, any securities laws of the United Kingdom, or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by CCI, as agent for the CCI Holders.

                 (h) The sale of the Shares to be sold by CCI, as agent for the CCI Holders, is not prompted by CCI's knowledge of any material adverse information concerning the Company or its Subsidiaries which is not set forth or described in the Registration Statement and the Prospectus.

                 (i) CCI, as agent for the CCI Holders, has not distributed and will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. CCI, as agent for the CCI Holders, has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 (j) On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding CCI included under the caption "Principal and Selling Stockholders" in the Registration Statement or any such amendment contained or will contain, as the case may be, any untrue statement of a material fact or omitted or will omit, as the case may be, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.
At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and the Option Closing Date, the information under the caption "Principal and Selling Stockholders" regarding CCI included in the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4B.     Representations and Warranties of ALI.  ALI is a limited
liability company duly organized, validly existing and is in good-standing, under the laws of the State of Delaware. ALI has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery of this Agreement by ALI have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of ALI and constitutes a valid and binding agreement of ALI and is enforceable against ALI in accordance with the terms hereof. Upon the liquidation of ALI, each ALI Selling Stockholder will receive from ALI at least the number of shares of Common Stock set forth opposite the name of such ALI Selling Stockholder in column (2) of Schedule I hereto.

         5. Representations and Warranties of the Underwriters. Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus. NatWest Securities Limited represents and agrees that
(i) it has not offered or sold and will not offer or sell any Shares to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986 (the "UK Act");
(ii) it has complied and will comply with all applicable provisions of the UK Act with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the UK Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be passed on.

         6. Agreements of the Company and the Selling Stockholders. The Company and, as to subsections (j), (m) and (n) of this Section 6, each Selling Stockholder, severally and not jointly, and, as to subsection (o) of this Section, ALI, covenant and agree with each of the several Underwriters as follows:

                 (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto.

                 (b) The Company will notify the Representatives promptly, and will confirm such advice in writing, (i) of the time the Registration Statement became effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 6(f) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare the Prospectus in a form approved by the Representatives and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.

                 (c) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the

Representatives thereof and, subject to Section 6(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                 (d) The Company will furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                 (e) The Company will comply with all the provisions of all undertakings contained in the Registration Statement.

                 (f) On the Effective Date, and thereafter from time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or in the Registration Statement in order to make any statement therein not misleading, or if it is necessary to supplement or amend the Prospectus or the Registration Statement to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

                 (g) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                 (h) During the period of three years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                 (i) The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of
Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                 (j) Neither the Company nor any Selling Stockholder will at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                 (k) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                 (l) The Company will not, for a period of 180 days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock, except that the Company may (i) grant options to purchase shares of Common Stock (and issue shares upon exercise thereof) under its 1995 Incentive Compensation Plan, (ii) issue shares upon the exercise of any other options outstanding on the date hereof and described in the Registration and the Prospectus, and (iii) issue shares of Common Stock in partial or total consideration for acquisitions of assisted living residences or operations provided that the shares are not issued in a transaction registered under the Act and that the holders of such shares are not given rights to register any shares under the Act which are effective during the 180-day period referred to herein.

                 (m) Each Selling Stockholder will not, for a period of 180 days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

                 (n) Each Selling Stockholder [other than CCI] will deliver to the Representatives prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof). [CCI will deliver to the Representatives prior to or on the Effective Date a letter stating that CCI will be wholly responsible for the tax withholding obligations associated with Shares to be sold by CCI as agent for the CCI Holders.] [Note: Subject to discussion with tax attorney.]

                 (o) Prior to the Closing, ALI will liquidate and will, in connection therewith, distribute pro-rata to its members (including the ALI Selling Stockholders) all shares of Common Stock held by it. All shares of Common Stock transferred by ALI to the ALI Selling Stockholders will be delivered (or caused to be delivered) by ALI directly to the Custodian to be held in custody under the Custody Agreement.

         7.      Expenses.

                 (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to
(i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, the Custody Agreements and the Powers of Attorney, (ii) the preparation and delivery of certificates representing the Shares, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (iv) the listing of the Shares on the AMEX, (v) filing fees required to be paid by the Underwriters to the NASD, (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(g), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vii) counsel and accountants to the Company and
(viii) the transfer agent for the Shares. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each of the Selling Stockholders will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of such Selling Stockholder under this Agreement, including, but not limited to, cost and expenses of or relating to counsel to such Selling Stockholder.

                 (b) If this Agreement is terminated for any reason permitted hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) incurred by them in connection herewith.

         8. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter to purchase the Firm Shares or the Options Shares hereunder are subject to the following conditions:

                 (a) Notification that the Registration Statement has become effective shall have been received by the Representatives not later than 2:00 p.m., New York City time, on the date of this Agreement and all filings required by Rules 424 and 430A of the Rules and Regulations shall have been made.

                 (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of the foregoing clauses (i), (ii) and (iii).

                 (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business, assets or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers, directors or stockholders in their capacities as such, or any of their respective assets or properties, before or by any Governmental Body in which litigation or proceeding an unfavorable ruling, decision or finding could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole.

                 (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been fully performed, fulfilled or complied with.

                 (f) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Rogers & Hardin, Atlanta, Georgia, counsel for the Company in the form attached hereto as Exhibit A. In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any state other than the State of Georgia and the General Corporation Law of the State of Delaware (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon the opinion of local counsel to the Company. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

         In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Accountants, at which conferences such counsel made inquiries of such officers, representatives and Accountants and discussed the contents of the Registration Statement and the Prospectus and, on the basis of the foregoing, nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement as of the Effective Date and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

         References to the Registration Statement and the Prospectus in such opinion shall include any amendment or supplement thereto at the date of such opinion.

                 (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from regulatory counsel for the Company in each of the States of Wisconsin, Oregon, Michigan and Colorado, which counsel shall be acceptable to the Underwriters and each such opinion to relate to matters involving health care licensing and to be in the form attached hereto as Exhibit B.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the underwriters.

         References to the Registration Statement and the Prospectus in such opinion shall include any amendment or supplement thereto at the date of such opinion.

                 (h) The Representatives shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, from counsel for each of the Selling Stockholders, which counsel shall be satisfactory to the Underwriters, such opinion to be in the form attached hereto as Exhibit C.

         References to the Registration Statement and the Prospectus in such opinion shall include any amendment or supplement thereto at the date of such opinion.

                 (i) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Jones, Day, Reavis & Pogue, counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Representatives. In rendering such opinion, such counsel may rely as to all matters of ______________ law upon the opinion of
_________________.

                 (j) Concurrently with the execution and delivery of this Agreement, KPMG shall have furnished to the Representatives a letter, dated the date of its delivery (the "Original Letter"), addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that
(i) they are independent public accountants with respect to the Company and its Subsidiaries, Crossings and its subsidiaries and ALS-Midwest and its affiliates within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and pro forma financial information) included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Original Letter, including performance of the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71 "Interim Financial Information," on the unaudited financial statements included in the Registration Statement and the Prospectus, a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspections of the minute books and corporate records of the Company and its Subsidiaries, since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Original Letter to a date not more than five days prior to the date of the Original Letter, nothing came to their attention that caused them to believe that: (A) the unaudited financial statements and schedules of the Company and its subsidiaries, Crossings and its subsidiaries and ALS-Midwest and its subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations, or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus;(C) in the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause
(B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (D) the unaudited pro forma financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; (E) as of a specified date not more than five days prior to the date of the Original Letter, there have been any changes in the capital stock of the Company and its Subsidiaries, or any increase in the long-term debt of the Company and its Subsidiaries, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E), there were any decreases in revenue or operating profit (loss) or the total or per share amounts of net income (loss) or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting, financial or other records of the Company and its Subsidiaries, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement. Concurrently with the execution and delivery of this Agreement, Andersen shall have furnished to the Representatives a letter, dated the date of its delivery (the "Andersen Original Letter"), addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that (i) they are independent accountants with respect to Heartland and its subsidiaries within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and pro forma financial information) included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; and (iii) in addition to the examination referred to in their reports included in the Prospectus, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting, financial or other records of Heartland and its subsidiaries which appear in the Prospectus and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement. At the Closing Date and, as to the

Option Shares, the Option Closing Date, each of the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter or the Anderson Original Letter, as the case may be, to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

                 (k) At the Closing Date and the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                 (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

                 (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct; and

                 (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                 (l) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                 (m) Prior to the Closing Date, the Shares shall have been approved for listing on the AMEX, subject only to notice of issuance.

                 (n) At the Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, from each Selling Stockholder (which may be signed by an Attorney-in-Fact), in form and substance satisfactory to the Representatives, to the effect that:

                 (i) (A) As of the date of such certificate, (x) no information with respect to such Selling Stockholder included under the caption "Principal and Selling Stockholders" in the Registration Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) information regarding such Stockholder included under the caption "Principal and Selling Stockholders" in the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the information under the caption "Principal and Selling Stockholders" in the Prospectus in order to make the statements therein regarding such Stockholder not untrue or misleading in any material respect;

                 (ii) Each of the representations and warranties of such Selling Stockholder contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct; and

                 (iii) Each of the covenants required herein to be performed by such Selling Stockholder on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by such Selling Stockholder on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                 (o) On or prior to the Closing Date, the Representatives shall have received a Lock-up Agreement from the persons referred to in Section 3(x) of this Agreement.

                 (p) The Company shall have furnished to the Representatives such certificates, letters and other documents, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus. The Company and the Selling Stockholders shall have furnished to the Representatives such certificates, letters and other documents, in addition to those specifically mentioned herein, as the representatives may have reasonably requested as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company or the Selling Stockholders, as to the performance by the Company or the Selling Stockholders of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

                 (q) Prior to the Closing, ALI shall have liquidated and distributed to its members of Common Stock owned by it and certificates representing at least the number of shares of Common Stock set forth opposite the name of each ALI Selling Stockholder in column (2) of Schedule I hereto shall have been delivered to the Custodian to be held in custody under the Custody Agreement.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company and the Selling Stockholders will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         9.      Indemnification and Contribution.

                 (a) The Company and, subject to Section 9(f) GranCare, Inc. ("GranCare"), jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made in Section 3 of this Agreement (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or
(iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statement therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading and (B) in the case of any Preliminary Prospectus or the Prospectus or any amendment on supplement thereto, not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and GranCare will not be liable in any such case to the extent that any such loss, claim, damage or liability based upon an untrue statement or omission or alleged untrue statement or omission in any of such documents was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability that the Company or GranCare might otherwise have. The Company and GranCare will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 4 or 4A, as applicable, of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any Application executed by such Selling Stockholder or based upon written information furnished by or on behalf of such Selling Stockholder, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statement therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading and (B) in the case of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion therein; and provided further, that such Selling Stockholder will be liable, in the case of clauses (ii) and (iii) above, only to the extent that such loss, claim, damage, lability or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or any amendment thereto or in the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder for use in the Registration Statement. The Underwriters each expressly acknowledge that none of the Selling Stockholders has provided any information to the Underwriters with respect to the Registration Statement, the Prospectus, any supplement or amendment of either or any Application other than
(i) the name and address of such Selling Stockholder included under the caption "Principal and Selling Stockholders," (ii) the number of shares beneficially owned by such Selling Stockholder under the caption "Principal and Selling Stockholders," and (iii) the information (if any) contained in the footnotes and related to such Selling Stockholder under the caption "Principal and Selling Stockholders." This indemnity agreement will be in addition to any liability that such Selling Stockholder might otherwise have. Such Selling Stockholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding. The liability of such Selling Stockholder under this Section 9(b) shall be limited to an amount equal to the aggregate initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters. The Company and such Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                 (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each Selling Stockholder, each person, if any, who controls the Company or any of the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement against any losses, claims, damages or liabilities, joint or several (and actions in respect thereof) to which the Company, the Selling Stockholders and any such director, director nominee, officer or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application, or material fact required to be stated therein or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statement therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading and (B) in the case of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, not misleading in light of the circumstances in which they were made, in all cases to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Selling Stockholders and any such director, director nominee, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. The Company and the Selling Stockholders acknowledge that, for all purposes under this Agreement, the statements set forth in the [third] paragraph under the heading "Underwriting" and the information in the last two paragraphs on the inside front cover of any Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter may otherwise have.

                 (d)  Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 9, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify that indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 9 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph
(a) who are parties to such action or actions), (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), (iii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of this action, or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expense of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 9 in which case the indemnified party may effect such a settlement without such consent.

                 (e) If the indemnification provided for in the foregoing paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event the Underwriters shall have purchased any Option Shares hereunder, any determination of the relative benefits received by the Company, the Selling Stockholders or the Underwriters from the offering of the Shares shall include the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, and the underwriting discounts and commissions received by the Underwriters from the sale of such Option Shares, in each case as set forth in the notes to the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters through the Representatives, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, as well as any other relevant equitable considerations with respect to such offering. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities (or actions in respect thereof) referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), no Selling Stockholder shall be required to contribute any amount in excess of the aggregate initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters. Notwithstanding the provisions of this
Section 9(e), no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts received by it with respect to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 9(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 9(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company and the Selling Stockholders, subject in each case to the provisions of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this
Section 9(d). The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                 (f)      No indemnification or contribution provided for in
Section 9(a) by GranCare shall be available to any Underwriter, its officers, directors, partners, employees, agents or counsel, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (each an "Underwriter Indemnified Party") until such Underwriter Indemnified Party has first used its best efforts to pursue and exhaust all remedies (including the enforcement and collection of judgments or claims against the Company) it may have against the Company under Section 9(a). Without limiting the generality of the foregoing, an Underwriter Indemnified Party shall be deemed to have used its best efforts to pursue and exhaust all remedies it may have against the Company, and may pursue any remedies it may have against GranCare, if (A) such Underwriter Indemnified Party is in the process of pursuing remedies against the Company and any of the following events occurs, or, immediately prior to the time at which such Underwriter Indemnified Party commences the process of pursuing remedies against the Company, any of the following events has occurred and is continuing: (1) the Company files a petition, answer or any pleading seeking or acquiescing in any reorganization, liquidation or other relief under chapter 7 or 11 of the bankruptcy code; (2) the Company seeks or acquiesces in the appointment of a trustee (other than a trustee appointed solely for purposes of facilitating the issuance of any debt securities of the Company), receiver or liquidator of all or part of its assets; or (3) the Company makes a general assignment for the benefit of its creditors, (B) a court of competent jurisdiction: (1) appoints a trustee, receiver or liquidator of all or part of the Company's assets; or (2) determines in any action, suit or proceeding that the Company is insolvent (in the accounting, bankruptcy, equity or legal definitions), or (C) a court or arbitration panel of competent jurisdiction enters an order in any action, suit or proceeding by such Underwriter Indemnified Party for indemnification from the Company that is adverse to such Underwriter Indemnified Party. Notwithstanding the foregoing, if, in the reasonable judgment of any Underwriter Indemnified Party, the applicable statute of limitations for any potential action, suit or proceeding by such Underwriter Indemnified Party for indemnification against GranCare will expire, such Underwriter Indemnified Party may name GranCare in any action, suit or proceeding to which the Company is also a party solely for purposes of preserving any rights such Underwriter Indemnified Party may have to seek indemnification from the Selling

Stockholder after having used its best efforts to pursue and exhaust all remedies it may have against the Company.

         10. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing
Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or the Selling Stockholders if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Shares, (ii) trading in securities generally on the AMEX, the New York Stock Exchange or the International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority,
(iii) a general banking moratorium shall have been declared by Federal, New York State or United Kingdom authorities or (iv) any material adverse change in the financial or securities markets in the United States or United Kingdom or any outbreak or material escalation of hostilities or declaration by the United States or the United Kingdom of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus. Any such termination will not affect the obligations set forth in Sections 7 and 9.

         11. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Shares or Option Shares to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case maybe, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 11 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Stockholder, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 450 N. Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attention:
President, (b) if to the Selling Stockholders, to the Power of Attorney at the address set forth in the Custody Agreement, or (c) if to the Underwriters, to the Representatives at the offices of NatWest Securities Limited, c/o [___________ _____________________]. Any such notice shall be effective only upon receipt. Any notice under Section 9 or 10 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party.

         15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                             Very truly yours,

                             ALTERNATIVE LIVING SERVICES, INC.

                             By:
                                  ----------------------------------
                             Name:
                             Title:

                             ALTERNATIVE LIVING INVESTORS, L.L.C.

                             By:
                                  ----------------------------------
                             Name:
                             Title:

                             SELLING STOCKHOLDERS:

                              EVERGREEN HEALTHCARE, INC.
                               (a wholly-owned subsidiary of GranCare, Inc.)
                              CAPITAL CONSULTANTS, INC., as agent and investment
                               manager for the individuals and entities listed on Schedule IV hereto
                              CARE LIVING CENTERS, INC.
                              HEARTLAND DEVELOPMENT CORPORATION
                               Dr. Jonathan S. Berman
                               Joel H. Shapiro
                               Merton J. Segal and Beverly Segal
                               [ALI MEMBERS]


                             By:
                                  ----------------------------------------------
                                   [William G. Petty]
                                   Attorney-in-Fact

Confirmed as of the date first
above mentioned:

NATWEST SECURITIES LIMITED

By:
    ----------------------------------
    Name:
    Title:


McDONALD & COMPANY SECURITIES, INC.

By:
    ----------------------------------
    Name:
    Title:

THE CHICAGO CORPORATION

By:
    ----------------------------------
    Name:
    Title:

Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule II hereof.

                                   SCHEDULE I

                              SELLING STOCKHOLDERS




                                                                 (1)                            (2)
                                                           Number of Firm                Maximum Number of
                                                            Shares to be                   Option Shares
                                                                Sold                         to be Sold
                                                           --------------                -----------------
GranCare, Inc.(*) . . . . . . . . . . . . . . . . . .        1,852,493                          39,809

Capital Consultants, Inc.   . . . . . . . . . . . . .
                                                               742,602                               0

Care Living Centers, Inc.(*)  . . . . . . . . . . . .                0                          29,049

Heartland Development Corporation . . . . . . . . . .          198,547                               0

Dr. Jonathan S. Berman  . . . . . . . . . . . . . . .            6,492                               0

Joel H. Shapiro . . . . . . . . . . . . . . . . . . .            7,960                               0

Merton J. Segal and Beverly Segal . . . . . . . . . .            4,406                               0

[Members of ALI](8)(*) (**) . . . . . . . . . . . . .                0                        [700,000]
                                                             ---------                        --------

Total . . . . . . . . . . . . . . . . . . . . . . . .        2,812,500                         768,858
                                                             =========                        ========


- ------------------------

(*)     Participating in sale of Option Shares.

(**) Member of ALI. Option Shares to be sold will be distributed by ALI to member prior to the Closing and placed automatically in custody under the Custody Agreement.

                                  SCHEDULE II

                                  UNDERWRITERS




                                                           (1)                       (2)                      (3)
                                                                                  Number of
                                                        Number of                Firm Shares
                                                       Firm Shares                  to be                  Aggregate
                                                          to be                   Purchased                Number of
                                                        Purchased                 from the                    Firm
                                                         from the                  Selling                Shares to be
                                                         Company                Stockholders               Purchased
NatWest Securities
  Limited . . . . . . . . . . . . . . . . . . .

McDonald & Company
  Securities, Inc.  . . . . . . . . . . . . . .

The Chicago Corporation . . . . . . . . . . . .

[Others]  . . . . . . . . . . . . . . . . . . .
                                                         ---------                 ---------                ---------
Total . . . . . . . . . . . . . . . . . . . . .          3,187,500                 2,812,500                6,000,000
                                                         =========                 =========                =========


                                  SCHEDULE III

                                  SUBSIDIARIES

                                   [To Come]

                                  SCHEDULE IV

                                  CCI HOLDERS

                                [To Be Provided]

                                                                DRAFT OF 7/16/96

                                                                       EXHIBIT A
                                              FORM OF OPINION OF COMPANY COUNSEL


                               ___________, 1996



NATWEST SECURITIES LIMITED
McDONALD & COMPANY SECURITIES, INC.
THE CHICAGO CORPORATION
As Representatives of the
several Underwriters
c/o  NatWest Securities Limited
       135 Bishopsgate
       London EC2M 3XT
       England

                 Re: 6,000,000 Shares of Common Stock, par value $.01 per share of Alternative Living Services, Inc.


Ladies and Gentlemen:

         We have acted as counsel to Alternative Living Services, Inc., a Delaware corporation (the "Company"), in connection with the purchase on this date by you and the other underwriters (collectively, the "Underwriters") named in Schedule II of that certain Underwriting Agreement dated __________________, 1996, among the Underwriters, the Company and the Selling Stockholders (as defined therein) (the "Underwriting Agreement") of an aggregate of 6,000,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 (the "Common Stock"), of which (i) 2,831,358 shares in the aggregate are to be sold by the Selling Stockholders and (ii) 3,168,642 shares are to be issued and sold by the Company. This opinion is furnished to you pursuant to Section 8(f) of the Underwriting Agreement. Terms used herein and not defined herein are used as defined in the Underwriting Agreement.

         In connection with this opinion, we have reviewed such documents and matters of law as we have deemed necessary for the purposes of expressing the opinions set forth herein. Based upon the foregoing, we are of the opinion that:

                 1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. We are not aware of any subsidiaries of the Company other than the Subsidiaries. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Company and each of the Subsidiaries has full corporate or other power and authority to conduct all the activities conducted by it, to own or lease all the properties and assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation or partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. To the best of our knowledge after due inquiry, the Company beneficially owns the percentage indicated in Exhibit 21.1 of the Registration Statement of the outstanding equity interests in each of the Subsidiaries, free and clear of all Encumbrances. All of the equity interests held by the Company in each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

                 2. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights arising by or through the Company. The Shares to be issued and sold by the Company are duly authorized and, upon such issuance and payment therefor in accordance with the terms of the Underwriting Agreement will be, validly issued, fully paid and nonassessable and are not the subject to any preemptive or similar rights arising by or through the Company. The Company has, and, upon completion of the sale of the Shares, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.

                 3. To the best our knowledge after due inquiry, except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations.

                 4. To the best of our knowledge after due inquiry, except as set forth in the Registration Statement and the Prospectus, no person has any right to have any securities of the Company held by them registered under the Act.

                 5. The Company (either directly or through its Subsidiaries) has good and indefeasible title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all Encumbrances other than those described in the Registration Statement and Prospectus and other than those that do not materially adversely affect the value of such properties and assets and do not interfere with the use made or proposed to be made of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting leasehold interests in the properties and assets described in the Registration Statement and Prospectus as leased by it, free and clear of all Encumbrances, other than those described in the Registration Statement and

Prospectus and those that do not materially adversely affect the value of such properties and assets and do not materially interfere with the use made, or proposed to be made, of such properties and assets. The Company (either directly or through its Subsidiaries) has valid and subsisting options to purchase the properties described in the Registration Statement and Prospectus under the caption "Business - Properties - Properties Under Construction/Development" as being under development.

                 6. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

                 7. Except as set forth in the Registration Statement and Prospectus, there are no actions, suits or proceedings pending or, to the best of our knowledge after due inquiry, threatened against or affecting the Company or any of its Subsidiaries or any of their respective directors, officers or stockholders in their capacity as such, or any of the properties or assets owned, leased or operated by the Company or any of its Subsidiaries, before or by any Governmental Body, wherein an unfavorable ruling, decision or finding would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. There is no pending litigation or governmental proceeding required to be described in the Prospectus that is not described as required.

                 8. To the best of our knowledge after due inquiry, none of the Company and its Subsidiaries is in breach or default (nor has an event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any contract or other agreement to which it is a party or by which its properties is bound or affected, which default could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole. To the best of our knowledge after due inquiry, (i) the Company is not in violation of any provision of its Certificate of Incorporation or Bylaws, as amended, and (ii) none of the Subsidiaries is in violation of its organizational documents, as amended.

                 9. No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by the Underwriting Agreement or in connection with the issuance and sale of the Shares to be sold by the Company, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                 10. The Company has full power and authority to enter into the Underwriting Agreement and to carry out all the terms and provisions thereof to be carried out by it. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms thereof, except as limited by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                 11. The execution, delivery and the performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Certificate of Incorporation or Bylaws of the Company, in each case as amended,
(ii) the organizational or charter documents of any of the Subsidiaries, as amended, or (iii) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective assets or properties are bound or affected, or (iv) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of its Subsidiaries or their business or properties, except, in the case of clauses
(iii) and (iv), any violation which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries, taken as a whole.

                 12. The Company has full power and authority to authorize, issue, offer and sell the Shares to be sold by it, as contemplated by the Underwriting Agreement, free of any preemptive or similar rights. The offer, issuance and sale by the Company of any shares of its capital stock prior to the Effective Date was exempt from the registration requirements of the Act and applicable state securities, real estate syndication and blue sky laws.

                 13. All holders of securities of the Company have waived any rights to the registration of any securities of the Company which they may have as a result of the filing of the Registration Statement.

                 14. There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as a exhibit to the Registration Statement which is not described or filed as required.

                 15. Each of the Company and its Subsidiaries owns, or is licensed or otherwise has the right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Registration Statement and Prospectus. To the best of our knowledge after due inquiry, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name.

                 16. The Registration Statement has become effective under the Act and, to the best of our knowledge after due inquiry, no stop order preventing or suspending the use of the Registration Statement or Prospectus, has been issued and no proceeding for that purpose has been instituted or is pending or threatened by the Commission.

                 17. The Registration Statement, as of the Effective Date, and the Prospectus, as of its date and as of the date hereof, complied or complies, as the case may be, in all material respects with the applicable requirements of the Act and the Rules and Regulations of the Commission.

                 18. The form of certificate evidencing the Shares has been duly approved by all necessary corporate action of the Company and complies as to form with the requirements of the Delaware General Corporation Law.

                 19. The statements in the Prospectus under the captions "Business - Joint Ventures and Strategic Alliances," "History and Organization," "Management - Employment and Services Agreements" and "Certain Relationships and Related Transactions," insofar as they purport to summarize the provisions of documents referred to therein, and the statements in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible For Future Sale" insofar as they purport to summarize the provisions of documents or matters of law referred to therein or constitute legal conclusions, are accurate in all material respects.

                               Very truly yours,



                                Rogers & Hardin

                                                                       EXHIBIT B
                                   FORM OF OPINION OF COMPANY REGULATORY COUNSEL



                               ___________, 1996



NATWEST SECURITIES LIMITED
McDONALD & COMPANY SECURITIES, INC.
THE CHICAGO CORPORATION
As Representatives of the
several Underwriters
c/o  NatWest Securities Limited
       135 Bishopsgate
       London EC2M 3XT
       England

                 Re: 6,000,000 Shares of Common Stock, par value $.01 per share of Alternative Living Services, Inc.


Ladies and Gentlemen:

         We have acted as counsel to Alternative Living Services, Inc., a Delaware corporation (the "Company"), in connection with the purchase on this date by you and the other underwriters (collectively, the "Underwriters") named in Schedule II of that certain Underwriting Agreement dated __________________, 1996, among the Underwriters, the Company and the Selling Stockholders (as defined therein) (the "Underwriting Agreement") of an aggregate of 6,000,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 (the "Common Stock"), of which (i) 2,831,358 shares in the aggregate are to be sold by the Selling Stockholders and (ii) 3,168,642 shares are to be issued and sold by the Company. This opinion is furnished to you pursuant to Section 8(g) of the Underwriting Agreement. Terms used herein and not defined herein are used as defined in the Underwriting Agreement.

         In connection with this opinion, we have reviewed such documents and matters of law as we have deemed necessary for the purposes of expressing the opinions set forth herein. Based upon the foregoing, we are of the opinion that:

                 1. Except as otherwise described in the Registration Statement and Prospectus, each of the facilities described in the Registration Statement under the captions "Business-Properties" and located in the State of __________ is organized, licensed and operated in conformity with the requirements for qualification as a licensed facility of the type set forth next to the name of such Facility in Exhibit A hereto under the applicable laws, rules and regulations of the State of __________ in which the Facilities are located and is therefore able to conduct the Company's business of "assisted living" described as being conducted at each such Facility in its beds as set forth more fully in the Prospectus. Furthermore, the Company's _________________ facility in ______________, is not currently a licensed facility but is operated as an independent living facility. Those facilities listed herein which are not licensed under state law or which contain unlicensed beds do not currently provide in those facilities or unlicensed beds services of a nature which would require the Company or its Subsidiaries to be duly licensed to provide the same.

                 2. The statements set forth under the headings "Risk Factors-Governmental Regulation" and "Business-Government Regulation" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide accurate summaries of such legal matters, documents and proceedings.

                 3. To our knowledge after reasonable investigation, the conduct of the business of the Company and its Subsidiaries is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and each of the Company and its Subsidiaries has either (i) obtained all Licenses which are necessary or required to be issued to the Company and its Subsidiaries for the ownership, leasing and operation o f its Facilities and the conduct of its business as presently conducted, except where the failure to obtain such Licenses would not have a material adverse affect on each of the Company and its Subsidiaries or
(ii) taken all steps necessary to obtain such Licenses an depending issuance thereof is lawfully operating its Facilities under Licenses issued in the name of the prior operator thereof.

                 Although we assume no responsibility for the accuracy, completeness and fairness of the statements contained in the Registration Statement and Prospectus, we have participated in discussions with officers of the Company regarding the provisions of the Prospectus described in Paragraph 2 of this opinion and no facts have come to our attention that lead us to believe that the provisions of the Registration Statement described in Paragraph 2 of this opinion as of the date it was declared effective and as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the provisions of the Prospectus described in Paragraph 2 of this opinion as of its date and the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to comment on, and express no comment with respect to, financial, operating and statistical data and the historical and pro forma financial statements, including the notes and schedules thereto, in the Prospectus).


                                   Sincerely,

                                                                       EXHIBIT C
                                         FORM OF OPINION OF SELLING STOCKHOLDERS



                               ___________, 1996



NATWEST SECURITIES LIMITED
McDONALD & COMPANY SECURITIES, INC.
THE CHICAGO CORPORATION
As Representatives of the
several Underwriters
c/o  NatWest Securities Limited
       135 Bishopsgate
       London EC2M 3XT
       England

                 Re: 6,000,000 Shares of Common Stock, par value $.01 per share, of Alternative Living Services, Inc.

Ladies and Gentlemen:

         We have acted as counsel to _________________, _______________ and
_________________________ (collectively, the "Selling Stockholders"), in connection with the purchase on this date by you and the other underwriters (collectively, the "Underwriters") named in Schedule II of that certain Underwriting Agreement dated __________________, 1996, among the Underwriters, Alternative Living Services, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company including the Selling Stockholders (the "Underwriting Agreement") of an aggregate of 6,000,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 (the "Common Stock"), of which (i) 2,831,358 shares in the aggregate are to be sold by the Selling Stockholders and (ii) 3,168,642 shares are to be issued and sold by the Company. This opinion is furnished to you pursuant to Section 8(h) of the Underwriting Agreement. Terms used herein and not defined herein are used as defined in the Underwriting Agreement.

         In connection with this opinion, we have reviewed such documents and matters of law as we have deemed necessary for the purposes of expressing the opinions set forth herein. Based upon the foregoing, we are of the opinion that:

                 1. Each Selling Stockholder that is a corporation or other business entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                 2. Each Selling Stockholder has full power and authority to enter into the Underwriting Agreement and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by each Selling Stockholder of the Underwriting Agreement have been given. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and constitutes a valid and binding agreement of each Selling Stockholder and is enforceable against each Selling Stockholder in accordance with the terms thereof, except as limited by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                 3. Each Selling Stockholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Underwriters and the Custody Agreement in the form heretofore furnished to the Underwriters and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by each Selling Stockholder of the Power of Attorney and the Custody Agreement have been given. Each Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

                 4. Each Selling Stockholder has (i) good and marketable title to the Shares to be sold by such Selling Stockholder under the Underwriting Agreement, free and clear of all Encumbrances, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to the Underwriters pursuant to the Underwriting Agreement and to make the representations, warranties and agreements made by such Selling Stockholder therein.

                 5. Upon the delivery of and payment for the Shares to be sold by the Selling Stockholders under the Underwriting Agreement, the Underwriters will receive good and marketable title to such Shares, free and clear of all Encumbrances.

                 6. None of the execution, delivery or performance of the Underwriting Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated therein by the Selling Stockholders conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Encumbrance upon, any property or assets of any Selling Stockholder pursuant to
(i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which any Selling Stockholder is a party or by which it is bound or to which any of its properties is subject; (iii) any statute, rule or regulation of any Governmental Body having jurisdiction over such Selling Stockholder or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or Governmental Body having such jurisdiction.

                 7. No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation by any Selling Stockholder of the transactions on its part contemplated by the Underwriting Agreement, the Custody Agreement or Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

                                                                       EXHIBIT D
                                                       FORM OF LOCK-UP AGREEMENT



NATWEST SECURITIES LIMITED
McDONALD & COMPANY SECURITIES, INC.
THE CHICAGO CORPORATION
As Representatives of the
several Underwriters
c/o  NatWest Securities Limited
       135 Bishopsgate
       London EC2M 3XT
       England

Ladies and Gentlemen:

                 The undersigned understands that Alternative Living Services, Inc. (the "Company") has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the proposed sale of the Company's common stock, par value $.01 per share (the "Common Stock") by the Company and certain existing stockholders of the Company in a public offering (the "Offering") to be underwritten by NatWest Securities Limited ("NatWest"), McDonald & Company Securities, Inc., The Chicago Corporation (the "Representatives"), and other potential underwriters (the "Underwriters"). NatWest has requested that certain stockholders of the Company enter into this Agreement because the prospect of public sales of Common Stock by the Company's stockholders during the period after the offering would be detrimental to the proposed underwriting effort. The undersigned recognizes that it is in the best financial interests of the undersigned, as a stockholder of the Company, that the proposed public offering be completed.

                 In consideration of the foregoing and with the understanding that the Underwriters will rely hereon in connection with their commitment to underwrite the proposed public offering, the undersigned hereby agrees for the benefit of the Company, the Representatives and the Underwriters not to, without the prior written consent of NatWest, directly or indirectly, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for, shares of Common Stock for a period of 180 days after the date of the Underwriting Agreement related to the Offering.

Dated:                            , 1996
      ----------------------------


                                                  ------------------------------
                                                  [Director/Officer/Stockholder]





                                      D-2